UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 8, 2011

ECOLAB INC.

(Exact name of registrant as specified in charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

370 Wabasha Street North
Saint Paul, Minnesota	55102
(Address of principal executive offices	(Zip Code)
and Zip Code)

Registrant’s telephone number, including area code: 1-800-232-6522

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On December 8, 2011, Ecolab Inc., a Delaware corporation (the “Company”), issued a press release announcing the results of the stock-cash merger consideration elections made by the former stockholders of Nalco Holding Company, a Delaware corporation (“Nalco”), pursuant to the terms of the Agreement and Plan of Merger dated as of July 19, 2011 by and among the Company, Sustainability Partners Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, and Nalco.  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2011

ECOLAB INC.

/s/ MICHAEL C. MCCORMICK
Michael C. McCormick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 8, 2011.